Exhibit 10.34

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of June 28, 2007 among:

Wells Fargo Retail Finance, LLC (in such capacity, herein the “Agent”), a Delaware limited liability company with offices at One Boston Place - -19th Floor, Boston, Massachusetts 02109, as agent for the ratable benefit of the “Revolving Credit Lenders”, who are, at present, those financial institutions identified on the signature pages of this Amendment and who in the future are those Persons (if any) who become “Revolving Credit Lenders” in accordance with the provisions of Article 17 of the Loan Agreement described below;

and

The Revolving Credit Lenders;

and

Hoop Retail Stores, LLC, a Delaware limited liability company with its principal executive offices at c/o The Children’s Place Retail Stores, Inc., 915 Secaucus Road, Secaucus, New Jersey 07094 (as successor in interest to The Disney Store, LLC, a California limited liability company) (the “Borrower”), in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

BACKGROUND:

The Borrower, the Revolving Credit Lenders, and the Agent, among others, have entered into a certain Loan and Security Agreement dated as of November 21, 2004 as amended by that certain First Amendment to Loan and Security Agreement dated as of April 11, 2006 (as amended and in effect, the “Loan Agreement”). At this time, the Borrower and the Revolving Credit Lenders desire to amend and modify certain terms and provisions of the Loan Agreement.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree that subject to the satisfaction of the Conditions Precedent set forth in Section 3 hereof, the Loan Agreement is hereby amended as follows:

1.                          Incorporation of Terms and Conditions of Loan Agreement. All of the terms and conditions of the Loan Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference. All capitalized terms not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.                          Representations and Warranties. The Borrower hereby represents and warrants that, after giving effect to the amendments to Section 5.7(a) and 5.7(c) of the Loan Agreement as set forth in Subparagraphs 7(a) and 7(b) hereof, (i) except as the Agent may have expressly waived in writing prior to the date of this Amendment, the Borrower is not in Default under the Loan Agreement or under any other Loan Document, and (ii) except with respect to those representations and warranties which are based upon written disclosure schedules (which have not been updated as of the date of this Amendment), all representations and warranties contained in the Loan Agreement and the other Loan Documents, as amended hereby, are true and correct as of the date hereof.

3.                          Conditions Precedent. It shall be a condition to the effectiveness of this Amendment that the following shall be satisfied to the satisfaction of the Agent:

a.                         The Agent shall have received counterparts of this Amendment duly executed by each of the parties hereto;

b.                        The Agent shall have received counterparts of the fee letter dated as of June 28, 2007 (the “Amended Fee Letter”) duly executed by each of the parties hereto;

c.                         After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transaction contemplated herein;

d.                        The Agent shall have received evidence reasonably satisfactory to the Agent that any consent from TDS Franchising, LLC with respect to the terms and conditions of the Amendment that is required pursuant to the License Agreement has been obtained;

e.                         The Borrower shall have paid to the Agent all fees required pursuant to the terms and conditions of the Amended Fee Letter; and

f.                           The Agent shall have received such other documents and instruments as reasonably requested by the Agent.

4.                          Effective Date. Upon satisfaction of the Conditions Precedent set forth in Paragraph 3 hereof (i) the amendments to Sections 5.7(a) and 5.7(c) of the Loan Agreement set forth in Subparagraphs 10(a.) and 10(b.) hereof shall be deemed to take effect retroactively as of May 1, 2007, and (ii) the other amendments to the Loan Agreement set forth herein shall be effective as of the date hereof.

5.                          Amendment to Article 1 of the Loan Agreement. Article 1 of the Loan Agreement is hereby amended as follows:

a.                         The definition of “Borrowing Base” is amended by deleting the proviso at the end of the second full paragraph thereof in its entirety and replacing it with the following:

(in no event shall the advances against Eligible In-Transit Inventory ever exceed (i) $20,000,000 during the months of September and October each year, or (ii) $15,000,000 at all other times).

b.                        The definition of “Fee Letter” is hereby deleted in its entirety, and the following is inserted in its place:

“Fee Letter”: That certain fee letter dated as of June 28, 2007 entered into by and between the Agent and Borrower, as amended and in effect from time to time.

c.                         The definition of “Libor Margin” is hereby deleted in its entirety, and the following is inserted in its place:

“Libor Margin”: Commencing with June 28, 2007 and adjusted at the end of each Fiscal quarter thereafter, the following applicable percentage, based upon the corresponding Average Excess Availability:

Level	LIBORMargin	Average Excess Availability

I	1.50%	Greater than $20,000,000.00
II	1.75%	Less than or equal to $20,000,000.00

d.                         The definition of “Maturity Date” is hereby deleted in its entirety, and the following is inserted in its place:

“Maturity Date”: November 21, 2010.

e.                          The definition of “Minimum Reserve” is hereby deleted in its entirety, and the following is inserted in its place:

“Minimum Reserve” an amount equal to the product of (x) the Revolving Credit Ceiling then in effect, multiplied by (y) ten percent (10%).

f.                            The definition of “Prime Margin Rate” is hereby deleted in its entirety, and the following is inserted in its place:

“Prime Margin Rate”: The aggregate of Prime plus 0%.

g.                         The definition of “Revolving Credit Ceiling” is hereby deleted in its entirety, and the following is inserted in its place:

“Revolving Credit Ceiling”: $75,000,000.00, unless increased in accordance with Section 2.24 below (but in no event greater than $100,000,000.00).

h.                         The following definitions are added to Article 1 in their respective alphabetical order:

“Canadian L/C”: Is any L/C issued for the purchase of inventory by Hoop Canada, Inc., which shall be issued in Dollars.

“Commitment Increase”: Is defined in Section 2.24.

“Commitment Increase Fee”: Is defined in the Fee Letter.

“Increased Revolving Credit Ceiling”: Is defined in Section 2.24.

6.                          Amendment to Article 2 of the Loan Agreement. Article 2 of the Loan Agreement is hereby amended as follows:

a.                         Section 2.13 of the Loan Agreement is hereby deleted in its entirety, and the following is inserted in its place:

“2.13. Unused Line Fee. In addition to any other fee to be paid by the Borrowers on account of the Revolving Credit, the Borrowers shall pay the Agent for the benefit of the Revolving Credit Lenders the “Unused Line Fee” (so referred to herein) of 0.25% per annum of the average difference, during the month just ended (or relevant period with respect to the payment being made on the Termination Date) between the Revolving Credit Ceiling and the aggregate of the unpaid principal balance of the Loan Account and the undrawn Stated Amount of L/C’s outstanding during the relevant period. The Unused Line Fee shall be paid in arrears, on the first day of each month after the execution of this Agreement and on the Termination Date.”

b.                        Section 2.14(a) of the Loan Agreement hereby deleted in its entirety, and the following is inserted in its place

“(a) In the event that the Termination Date occurs prior to June 28, 2008 for any reason, the Borrowers shall pay to the Agent, for the benefit of the Revolving Credit Lenders, the “Revolving Credit Early Termination Fee” (so referred to herein) in an amount equal to the product of (x) the Revolving Credit Ceiling then in effect, multiplied by (y) One-half of one percent (.50%).”

c.                         Section 2.18 of the Loan Agreement is hereby amended as follows:

Section 2.18(b)(i) is hereby deleted in its entirety and the following is inserted in its place:

“(i) The aggregate stated amount of Canadian L/Cs then outstanding does not exceed $5,000,000.”

d.                        A new Section 2.24 is added to the Loan Agreement, which reads as follows:

Section 2.24. Increase in Revolving Credit Ceiling and Revolving Credit Dollar Commitments.

(a.)                  Increase in Revolving Credit Ceiling. Provided that no Event of Default has occurred and is continuing, Borrowers shall have the right at any time, on up to five (5) separate occasions (subject to Section 2.24(b)(2)) and upon not less than five (5) Business Days prior written notice to the Agent in each instance, to elect to increase the Revolving Credit Ceiling by an amount of up to $25,000,000.00 in the aggregate (each, a “Commitment Increase”) from the existing aggregate amount of $75,000,000.00, to an aggregate amount of $100,000,000.00 (the “Increased Revolving Credit Ceiling”). Each such requested increase shall be in the minimum amount of $5,000,000.00. Each such requested increase shall be made to all existing Lenders on a pro rata basis, in accordance with Exhibit 2.23, except as otherwise provided in Section 2.24(d).

(b.)                 Increase Conditions. No Commitment Increase shall become effective unless and until each of the following conditions has been satisfied:

(1)                    The Borrowers shall have paid the Agent the Commitment Increase Fee with respect to such Commitment Increase;

(2)                    A note will be issued, at the Borrowers’ expense, to each Lender, to the extent necessary to reflect the new Revolving Credit Dollar Commitments of such Lenders; and

(3)                    The Borrowers shall have delivered such other instruments, documents and agreements with respect to the Commitment Increase as the Agent may reasonably have requested.

(c.)                  Commitment Increase Date. The Agent shall promptly notify each Lender as to the effectiveness of any such Commitment Increase (with the date of such effectiveness being referred to herein as the “Commitment Increase Date”), and at such time (i) the Revolving Credit Ceiling under, and for all purposes of, this Agreement shall be increased by the aggregate amount of each such Commitment Increase, (ii) the increased Revolving Credit Dollar Commitments set forth on Exhibit 2.23 shall be deemed amended, without further action, to reflect the increased Revolving Credit Dollar Commitments of the Lenders, and (iii) this Agreement shall be deemed amended, without further action, to the extent necessary to reflect such Increased Revolving Credit Ceiling.

(d.)                 Pro Rata Share. In connection with any Commitment Increase hereunder, the Lenders and the Borrowers agree that, notwithstanding anything to the contrary in this Agreement, the Borrowers shall, in coordination with the Agent, (i) repay outstanding loans of certain Lenders, and obtain loans from certain other Lenders, or (ii) take such other actions as reasonably may be required by the Agent, in each case to the extent necessary so that all of the Lenders effectively participate in each of the outstanding loans pro rata on the basis of their Revolving Credit Dollar Commitment (determined after giving effect to the Increased Revolving Credit Ceiling pursuant to this Section 2.24); provided that the Agent and the Lenders agree that no such prepayment shall be required if, as a result thereof, the Borrowers would be obligated to pay all loss, cost, or expenses required to be paid pursuant to Section 2.10(e); provided further that the Agent agrees that the Agent will assume Citicorp USA, Inc.’s pro rata share of each Commitment Increase hereunder in the event that Citicorp USA, Inc.’s has not obtained credit approval for such Commitment Increase on or before the Commitment Increase Date. Upon each Commitment Increase Date, the Agent shall issue a new Exhibit 2.23 to this Agreement reflecting each Lender’s increased Revolving Credit Dollar Commitment.

7.                          Amendment to Exhibit 2.23 to the Loan Agreement. Exhibit 2.23 to the Loan Agreement is hereby deleted in its entirety, and Exhibit 2.23 attached hereto is inserted in its place.

8.                          Amendment to Article 4 of the Loan Agreement. Article 4 of the Loan Agreement is hereby amended as follows:

(a.)                  Section 4.18 of the Loan Agreement is hereby amended by adding the following language to the end of the subsection: “or would affect the legality or enforceability of this Agreement or any other Loan Document”.

9.                          Amendment to Exhibit 4.5 to the Loan Agreement. Exhibit 4.5 to the Loan Agreement is hereby deleted in its entirety, and Exhibit 4.5 attached hereto is inserted in its place.

10.                    Amendment to Article 5 of the Loan Agreement. Article 5 of the Loan Agreement is hereby amended as follows:

(a.)                  Section 5.7(a) of the Loan Agreement is hereby amended by adding the following sentence to the end of the subsection: “Notwithstanding the previous sentence, the Lead Borrower shall have until July 31, 2007 to deliver the Fiscal 2006 annual financial statements required by this Section 5.7(a).”

(b.)                 Section 5.7(c) of the Loan Agreement is hereby amended by adding the following sentence to the end of the subsection: “Notwithstanding the previous sentence, the Lead Borrower shall have until July 31, 2007 to deliver the Fiscal 2006 Certificate required by this subsection 5.7(c).”

(c.)                  Section 5.9(c) and 5.9(d) of the Loan Agreement are hereby deleted in their entirety, and the following is inserted in its place:

(c) The Agent, at the expense of the Borrowers, may conduct appraisals of the Collateral and commercial finance field examinations, provided that if Average Excess Availability is (i) greater than $25,000,000.00 at all times during a calendar year only one appraisal of the Collateral and one commercial finance field examination during such calendar year shall be at the expense of the Borrower; (ii) greater than $10,000,000.00, at all times during a calendar year but less than $25,000,000.00 at any time during such year, up to two appraisals of the Collateral and two commercial finance field examinations during such calendar year shall be at the expense of the Borrowers; and (iii) less than $10,000,000.00 at any time during any calendar year all appraisals of the Collateral and commercial finance field examinations during such calendar year shall be at the expense of the Borrowers. Notwithstanding the foregoing (x) the Agent may cause additional appraisals of Collateral and commercial finance field examinations to be undertaken in its discretion as it deems necessary and appropriate at its own expense; and (y) if a Default shall have occurred and be continuing all appraisals of Collateral and commercial finance field examinations shall be at the expense of the Borrowers.

11.                    Amendment to Exhibit 5.11(a) to the Loan Agreement. Exhibit 5.11(a) to the Loan Agreement is hereby deleted in its entirety, and Exhibit 5.11(a) attached hereto is inserted in its place.

12.                    Amendment to Article 11 of the Loan Agreement. Article 11 of the Loan Agreement is hereby amended as follows:

(a.)                  Section 11.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

11.1. Acceleration. Upon the occurrence of any Event of Default as described in Section 10.11, all Indebtedness of the Borrowers to the Revolving Credit Lenders shall be immediately due and payable. Upon the occurrence of any Event of Default other than as described in Section 10.11, the Agent may (and on the issuance of Acceleration Notice(s) requisite to the causing of Acceleration, the Agent shall) declare all Indebtedness of the Borrowers to the Revolving Credit Lenders to be immediately due and payable and may exercise all of the Agent’s Rights and Remedies as the Agent from time to time thereafter determines as appropriate, provided, that the Agent shall exercise such of the Agent’s Rights and Remedies as directed by the Required Lenders.

(b.)                 Section 11.3(e) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(e) The Agent shall apply the proceeds of the Agent’s exercise of its rights and remedies upon default pursuant to this Sections 14.6 and 14.7 of this Agreement.

13.                    Amendment to Article 12 of the Loan Agreement. Article 12 of the Loan Agreement is hereby amended as follows:

(a.)                  Section 12.2 of the Loan Agreement is hereby amended by deleting the last sentence thereof in its entirety and replaced with the following:

Upon the occurrence of any Default or Event of Default with respect to Non-Curable Defaults, the Agent may (and at the direction of the Required Lenders shall) commence enforcing the Agent’s Rights and Remedies in accordance with Article 11.

14.                    Amendment to Article 14 of the Loan Agreement. Article 14 of the Loan Agreement is hereby amended as follows:

(a.)                The parenthetical in Section 14.7(b)(iii) is hereby deleted in its entirety and replaced with the following: (other than to the extent of the unpaid portion of the Agent Cover of any Delinquent Revolving Credit Lender)

15.                    Amendment to Article 15 of the Loan Agreement. Article 15 of the Loan Agreement is hereby amended as follows:

(a.)                  Section 15.5 is amended by adding the phrase “and Borrowing Base Certificates” after the phrase “annual financial statements” and by changing the reference to “Article 4.28” to “Article 5” in the first thereof.

16.                    Amendment to Article 16 of the Loan Agreement. Article 16 of the Loan Agreement is hereby amended as follows:

(a.)                  Section 16.5 of the Loan Agreement is amended to correct the lettering such that the second clause (a) becomes clause (c) and each of the following clauses is relettered in alphabetical order thereafter.

17.                    Amendment to Article 17 of the Loan Agreement. Article 17 of the Loan Agreement is hereby amended as follows:

(a.)                  Section 17.1(a) (v) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(v) Anything contained herein to the contrary notwithstanding, the consent of the Agent or the Lead Borrower shall not be required (and payment of any fees shall not be required) if such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of such Assigning Revolving Credit Lender or such assignment is to an Affiliate of the Assigning Revolving Credit Lender.

18.                    No Further Modification. Except as expressly modified in the manner set forth above, the Loan Agreement and the other Loan Documents shall remain unmodified and in full force and effect.

19.                    No Claims: Waiver. The Borrower acknowledges, confirms and agrees that as of the date hereof the Borrower has no knowledge of any offsets, defenses, claims or counterclaims against the Agent or any Revolving Credit Lender with respect to, under or relating to the Loans, the Loan Documents, or the transactions contemplated therein, and, to the extent that the Borrower has or has ever had any such offsets, defenses, claims or counterclaims arising on or before the date hereof, the Borrower hereby specifically WAIVES and RELEASES any and all rights to such offsets, defenses, claims or counterclaims.

20.                    Binding Agreement. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

21.                    Multiple Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and together which shall constitute but one and the same instrument.

22.                    Governing Law; Sealed Instrument. This Amendment shall be construed, governed, and enforced pursuant to the law of The Commonwealth of Massachusetts without regard to principles of conflicts of laws, and shall take effect as a sealed instrument.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.

(the “Borrower”)

HOOP RETAIL STORES, LLC

By:	/s/ Susan Riley
Print Name:	Susan Riley
Title:	SVP

(“Agent”)

WELLS FARGO RETAIL FINANCE, LLC

By	:/s/ Michele Ayou
Print Name:	Michele Ayou
Title:	Vice President

WELLS FARGO RETAIL FINANCE, LLC, As Revolving Credit Lender

By:	/s/ Michele Ayou
Print Name:	Michele Ayou
Title:	Vice President

WACHOVIA CAPITAL FINANCE CORPORATION (NEW ENGLAND), As Documentation Agent and as Revolving Credit Lender

By:	/s/ Willis A. Williams
Print Name:	Willis A. Williams
Title:	Vice President

LASALLE RETAIL FINANCE, a Division of LaSalle Business Credit, LLC, as Agent for Standard Federal Bank National Association, As Co-Agent and as Revolving Credit Lender

By:	/s/ Scott J. Wolkovich
Print Name:	Scott J. Wolkovich
Title:	Officers

Second Amendment to Hoop
Loan and Security Agreement

S-1

JPMORGAN CHASE BANK, N.A., as Revolving Credit Lender

By:	/s/ Alvin Lam
Print Name:	Alvin Lam
Title:	Vice President

CITICORP USA, INC., as Revolving Credit Lender

By:	/s/ Marcus Wunderlich
Print Name:	Marcus Wunderlich
Title:	Vice President

HSBC Bank USA, National Association, as Revolving Credit Lender

By:	/s/ Richard van der Meer
Print Name:	Richard van der Meer
Title:	VP

Second Amendment to Hoop
Loan and Security Agreement

S-2

Exhibit 2.23

Revolving Credit Lenders’ Commitments

Revolving Credit Lender	Revolving Credit Dollar Commitment	Revolving Credit Percentage Commitment
Wells Fargo Retail Finance, LLC	$23,250,000	31%
Wachovia Capital Finance Corporation (New England)	$15,000,000	20%
LaSalle Retail Finance	$15,000,000	20%
JPMorgan Chase Bank, N.A.	$7,500,000	10%
Citicorp USA, Inc.	$7,500,000	10%
HSBC Bank USA, National Association	$6,750,000	9%
	Total: $75,000,000	100%

Exhibit 4.5

Locations of Inventory and Equipment

1.                          3800 E. Philadelphia Street, Ontario, California

2.                          1377 Airport Road, Fort Payne, Alabama

3.                          115 Interstate Boulevard, Dayton, New Jersey

4.                          3805 Furman Fendley Highway, Jonesville, South Carolina

5.                          443 South Raymond Avenue, Pasadena, California

6.                          915 Secaucus Road, Secaucus, New Jersey

7.                          See attached store list for additional locations

1	2	6589	Colonial Mall Bel Air (AL)	3220 Bel Air Mall	Mobile	AL	36606
2	2	6635	Madison Square (AL)	5901 University Drive	Huntsville	AL	35806
3	2	6309	Riverchase Galleria (AL)	2000 Riverchase Galleria	Hoover	AL	35244
4	2	7021	Riviera Center (AL)	2601 S. McKenzie St.	Foley	AL	36535
4			STATE TOTAL

1	10	6767	Northwest Arkansas Mall (AR)	4201 North Shiloh Drive	Fayetteville	AR	72703
1	2	6333	Scottsdale Fashion Square (AZ)	7014-2216 E Camelback Rd.	Scottsdale	AZ	85251
2	2	6381	Fiesta Mall (AZ)	1445 W. Southern Ave	Mesa	AZ	85202
3	2	6417	Tucson Mall (AZ)	North Oracle Road	Tucson	AZ	85705
4	2	6480	Paradise Valley Mall (AZ)	4550 - 70 E. Cactus Rd.	Phoenix	AZ	85032
5	2	6571	Arrowhead Towne Center (AZ)	770 W. Arrowhead Town Center	Glendale	AZ	86226
6	2	7012	Arizona Mills (AZ)	5000 Arizona Mills, Suite 336	Tempe	AZ	85282
6			STATE TOTAL

1	1	6301	Glendale Galleria (CA)	2227 Glendale Galleria	Glendale	CA	91210
2	1	6303	South Coast Plaza (CA)	3333 Bristol Street	Costa Mesa	CA	92626
3	1	6305	Del Amo Fashion Center (CA)	3525 Carson Street	Torrance	CA	90503
4	1	6314	Northridge Fashion Center (CA)	9301 Tampa Ave.	Northridge	CA	91324
5	1	6317	Sunvalley Shopping Center (CA)	355 Sunvalley Mall	Concord	CA	94520
6	1	6344	Valley Fair (CA)	2855 Stevens Creek Blvd.	Santa Clara	CA	95050
7	1	6350	Montclair Plaza (CA)	5060 Montclair Plaza Lane	Montclair	CA	91763
8	1	6355	Arden Fair (CA)	1689 Arden Way	Sacramento	CA	95815
9	1	6406	Main Place / Santa Ana (CA)	2800 N. Main Street	Santa Ana	CA	92705
10	1	6408	Galleria at Tyler (CA)	1149 Galleria at Tyler	Riverside	CA	92503
11	1	6432	Vintage Faire (CA)	3401 Dale Road	Modesto	CA	95356
12	1	6435	Westside Pavilion (CA)	10850 W. Pico Blvd.	W. Los Angeles	CA	90064
13	1	6442	Lakewood Center (CA)	88 Lakewood Center Mall	Lakewood	CA	90712
14	1	6449	Bea Mall (CA)	1023 Brea Mall	Brea	CA	92821
15	1	6463	Hillsdale Mall (CA)	174 Hillsdale Shopping Ctr.	San Mateo	CA	94403
16	1	6468	Moreno Valley Mall @ TownGate (CA)	22500 Town Circle	Moreno Valley	CA	92553
17	1	6471	Baldwin Hills Crenshaw Plaza (CA)	3650 W MLK Jr. Blvd	Los Angeles	CA	90008
18	1	6483	Santa Rosa Plaza (CA)	1023 Santa Rosa Plaza	Santa Rosa	CA	95404
19	1	6484	Fashion Square Sherman Oaks (CA)	14006 Riverside Drive	Sherman Oaks	CA	91423
20	1	6504	The Oaks (CA)	330 W Hillcrest Drive	Thousand Oaks	CA	91360
21	1	6524	Plaza Bonita (CA)	3030 Plaza Bonita Rd	National City	CA	91950
22	1	6527	Northridge Mall (CA)	720 Northridge Mall	Salinas	CA	93906
23	1	6529	Serramonte Center (CA)	25 Serramonte Center	Daly City	CA	94015
24	1	6545	Santa Anita Fashion Park (CA)	400 South Baldwin Ave.	Arcadia	CA	91007
25	1	6552	Fashion Fair Mall (CA)	687 Shaw Ave.	Fresno	CA	93710
26	1	6556	Laguna Hills Mall (CA)	24155 Laguna Hills Mall	Laguna Hills	CA	92653
27	1	6563	Los Cerritos Center (CA)	163 Los Cerritos Center	Cerritos	CA	90703
28	1	6567	Solano Mall (CA)	1350 Travis Blvd	Fairfield	CA	94533
29	1	6568	Valencia Town Center (CA)	24201 Valencia Blvd	Valencia	CA	91355
30	1	6570	Westminster Mall (CA)	2043 Westminster Mall	Westminster	CA	92683
31	1	6579	Capitola Mall (CA)	1855 41st Avenue	Capitola	CA	95010
32	1	6580	Plaza Camino Real (CA)	2525 El Camino Real	Carlsbad	CA	92008
33	1	6587	Plaza West Covina (CA)	1200 West Covina Avenue	West Covina	CA	91790
34	1	6592	Post Street (CA)	400 Post Street	San Francisco	CA	94102
35	1	6617	Montebello Town Center (CA)	2060 Montebello Town Center	Montebello	CA	90640
36	1	6637	Hilltop Mall (CA)	2236 Hilltop Mall Road	Richmond	CA	94806
37	1	6672	Palm Desert Town Center (CA)	72 -840 HIGHWAY 111	Palm Desert	CA	92260

38	1	6710	NewPark Mall (CA)	1107 Newpark Mall	Newark	CA	95460
39	1	6752	Pacific View Ventura (CA)	3301 East Main Street	Ventura	CA	93003
40	1	6800	Topanga Plaza (CA)	6600 Topanga Canyon Blvd	Canoga Park	CA	91303
41	1	6820	The Promenade in Temecula (CA)	40820 Winchester Rd	Temecula	CA	92591
42	1	6827	Weberstown Mall (CA)	4950 Pacific Avenue	Stockton	CA	95207
43	1	6830	Inland Center Mall (CA)	428 INLAND CTR	San Bernardino	CA	92408
44	1	6843	Stonestown Galleria (CA)	3251 20th Ave	San Francisco	CA	94132
45	1	6846	Galleria at South Bay (CA)	1815 Hawthorne Blvd	Redondo Beach	CA	90278
46	1	6877	Galleria @ Roseville (CA)	1151 Galleria Blvd	Roseville	CA	95678
47	1	7005	Ontario Mills (CA)	One Mills Circle, Suite 701	Ontario	CA	91764
48	1	7010	Parkway Plaza (CA)	621 Parkway Plaza	El Cajon	CA	92020
49	1	7025	Imperial Valley (CA)	34-51 Dogwood Avenue	El Centro	CA	92243
50	1	7029	Las Americas (CA)	4321 Camino de la Plaza	San Diego	CA	92173
51	Corp	TDSHQ	Hoop HQ Building	443 South Raymond Avenue	Pasadena	CA	91105
51			STATE TOTAL

1	1	6376	Westminster Mall (CO)	5523 W. 88th Avenue	Westminster	CO	80030
2	1	6505	Southwest Plaza (CO)	8501 West Bowles Avenue	Littleton	CO	80123
3	1	6566	Aurora Mall (CO)	14200 E. Alameda Avenue	Aurora	CO	80012
4	1	6738	Park Meadows (CO)	8405 Park Meadows Center Dr.	Littleton	CO	80124
5	1	7033	Flatiron Crossing (CO)	US 36 at East & West Flatiron Cir	Broomfield	CO	80021
5			STATE TOTAL

1	15	6337	Westfarms Mall (CT)	204 Westfarms Mall	Farmington	CT	06032
2	15	6366	The Pavilions @ Buckland Hills (CT)	194 Buckland Hills Drive	Manchester	CT	06040
3	15	6536	Trumbull Shopping Park (CT)	5065 Main St.	Trumbull	CT	06611
4	15	6574	Meriden (CT)	470 Lewis Avenue	Meriden	CT	06451
5	15	6682	Crystal Mall (CT)	850 Hartford Turnpike	Waterford	CT	06385
6	15	6749	Connecticut Post Mall (CT)	1201 Boston Post Road	Milford	CT	06460
7	15	7006	Danbury Fair Mall (CT)	7 Backus Avenue	Danbury	CT	06810
7			STATE TOTAL

1	15	6358	Christiana Mall (DE)	739 Christiana Mall Road	Newark	DE	19702
2	15	6597	Concord Mall (DE)	4737 Concord Pike	Wilmington	DE	19803
3	15	7019	Rehoboth Outlets (DE)	26504 Seaside Outlet Drive	Rehoboth Beach	DE	19971
3			STATE TOTAL

1	2	6341	Aventura Mall (FL)	19501 Biscayne Blvd	North Miami Beach	FL	33180
2	2	6384	Dadeland Mall (FL)	7533 N KENDALL DR	Miami	FL	33156
3	2	6393	The Avenues (FL)	10300 Southside Blvd.	Jacksonville	FL	33256
4	2	6405	Bayside Marketplace (FL)	401 BISCAYNE BLVD	Miami	FL	33132
5	2	6487	Tyrone Square (FL)	6901 22nd Ave North	St. Petersburg	FL	33710
6	2	6518	University Square Mall (FL)	2209 University Square Mall	Tampa	FL	33612
7	2	6549	Regency Square (FL)	9501 Arlington Express Way	Jacksonville	FL	32225
8	2	6577	Brandon TownCenter (FL)	550 Brandon Town Center	Brandon	FL	33511
9	2	6581	Edison Mall (FL)	4125 Cleveland Ave.	Fort Myers	FL	33901
10	2	6594	Countryside Mall (FL)	27001 US Highway 19 North	Clearwater	FL	33761
11	2	6602	Coastland Center (FL)	1714 Tamiami Trail North	Naples	FL	34102
12	2	6613	Lakeland Square (FL)	3800 US Highway 98 North	Lakeland	FL	33801
13	2	6624	Seminole Towne Center (FL)	183 Towne Center Circle	Sanford	FL	32771
14	2	6669	Sarasota Square Mall (FL)	8201 S. Tamiami Trail	Sarasota	FL	34238
15	2	6693	Coral Springs Mall (FL)	9515 West Atlantic Blvd.	Coral Springs	FL	33071
16	2	6700	Boynton Beach Mall (FL)	801 N. Congress Ave	Boynton Beach	FL	33426
17	2	6703	The Shops @ Sunset Place	5701 SUNSET DR	South Miami	FL	33143
18	2	6705	Indian River (FL)	6200 20TH ST	Vero Beach	FL	32966
19	2	6740	The Florida Mall (FL)	8001 S. Orange Bloosom Tr.	Orlando	FL	32809
20	2	6746	West Oaks Mall (FL)	9401 W. Colonial	Ocoee	FL	34761

21	2	6748	Pembroke Lakes Mall (FL)	11401 Pines Blvd	Pembroke Pines	FL	33026
22	2	6772	Broward Mall (FL)	8000 West Browared Blvd.	Plantation	FL	33388
23	2	6823	The Falls Shopping Center	8888 SW 136TH ST	Miami	FL	33176
24	2	6829	Citrus Park (FL)	7965 Citrus Park Town Center Dr	Tampa	FL	33625
25	2	7028	Miami International (FL)	1455 NW 107 Ave	Doral	FL	33172
25			STATE TOTAL

1	2	6437	Town Center @ Cobb (GA)	400 Ernest W Barrett Parkway	Kennesaw	GA	30144
2	2	6441	Gwinnett Place (GA)	2100 Pleasant Hill Rd	Duluth	GA	30096
3	2	6520	North Point Mall (GA)	1142 North Point Circle	Alpharetta	GA	30022
4	2	6546	Northlake Mall (GA)	2049 Northlake Mall	Atlanta	GA	30345
5	2	6804	Mall of Georgia at Millcreek (GA)	3333 Buford Drive	Buford	GA	30519
6	2	6861	Arbor Place Mall (GA)	6700 Douglas Blvd	Douglasville	GA	30135
6			STATE TOTAL

1	1	6346	Ala Moana Center (HI)	1450 Ala Moana Blvd	Honolulu	HI	96814

1	10	6531	Northpark Mall (IA)	320 West Kimberly Road	Davenport	IA	52801

1	1	6803	Boise Towne Square (ID)	350 N. Milwaukee	Boise	ID	83788

1	10	6339	Woodfield Mall (IL)	5 Woodfield Mall	Schaumburg	IL	60173
2	10	6383	Oakbook Center (IL)	400 Oakbrook Center	Oakbrook	IL	60521
3	10	6508	Stratford Sq. (IL)	212 Stratford Square	Bloomingdale	IL	60108
4	10	6512	Chicago Ridge Mall (IL)	340 Chicago Ridge Mall	Chicago Ridge	IL	60415
5	10	6543	Fox Valley Center (IL)	1480 Fox Valley Center	Aurora	IL	60504
6	10	6557	Spring Hill Mall (IL)	1036 Spring Hill Mall	West Dundee	IL	60118
7	10	6591	Orland Square Shopping Ctr (IL)	540 Orland Square Shopping Ctr	Orland Park	IL	60462
8	10	6619	Golf Mill Shopping Center (IL)	267 Golf Mill Center	Niles	IL	60714
9	10	6620	Old Orchard Center (IL)	275 Old Orchard Center	Skokie	IL	60077
10	10	6630	Yorktown Center (IL)	159 Yorktown Shopping Center	Lombard	IL	60148
11	10	6811	Cherry Vale Mall (IL)	Harrison Ave & Perryville Road	Rockford	IL	61112
12	10	6813	Northwoods Mall (IL)	4501 War Memorial Drive	Peoria	IL	61613
13	10	6838	Michigan Avenue (IL)	717 N. Michigan Ave	Chicago	IL	60611
14	10	6839	Louis Joliet Mall (IL)	3340 Mall Loop Drive	Joliet	IL	60431
15	10	7013	Gurnee Mills (IL)	6170 West Grand Avenue	Gurnee	IL	60031
16	10	7045	Shoppingtown Hawthorne	315 Hawthorn Mall	Vernon Hills	IL	60061
17	10	7046	Harlem-Irving Plaza	4156 North Harlem Ave.	Norridge	IL	60634
17			STATE TOTAL

1	10	6364	Castleton Square (IN)	6020 E. 82nd St	Indianapolis	IN	46250
2	10	6457	Glenbrook Sq. (IN)	4201 Coldwater Rd.	Fort Wayne	IN	46805
3	10	6616	University Park Mall (IN)	6501 N. Grape Road	Mishawaka	IN	46545
4	10	6621	Circle Centre Mall (IN)	49 W. Maryland St	Indianapolis	IN	46204
5	10	6675	Greenwood Park (IN)	1251 US 31 North	Greenwood	IN	46142
6	10	6737	Southlake Mall (IN)	2144 Southlake Mall	Merrillville	IN	46410
7	10	6809	Tippecanoe Mall (IN)	2415 Sagamore Parkway South	Lafayette	IN	47905
7			STATE TOTAL

1	10	6361	Oak Park Mall (KS)	11447 W. 95th Street	Overland Park	KS	66214
2	10	6509	Towne East Square (KS)	7700 E. Kellogg	Wichita	KS	67207
2			STATE TOTAL

1	10	6429	Oxmoor Center (KY)	7900 Shelbyville Road	Louisville	KY	40222
2	10	6479	Fayette Mall (KY)	3563 Nicholasville Road	Lexington	KY	40503
3	10	6736	Florence (KY)	2018 Florence Mall Rd.	Florence	KY	41042
3			STATE TOTAL

1	2	6328	Lakeside Shopping Center (LA)	3301 Veterans Memorial Blvd	Metairie	LA	70002
2	2	6575	The Esplanade (LA)	1401 W. Esplanade Ave	Kenner	LA	70065
3	2	6717	Mall of Louisiana (LA)	6401 Bluebonnet Boulevard	Baton Rouge	LA	70836
3			STATE TOTAL

1	15	6307	Burlington Mall (MA)	75 Middlesex Street	Burlington	MA	01803
2	15	6319	South Shore Plaza (MA)	250 Granite Street (Route 37)	Braintree	MA	02184
3	15	6359	Emerald Sq. (MA)	999 South Washington Street	N. Attleboro	MA	02760
4	15	6469	Holyoke Mall (MA)	50 Holyoke St.	Holyoke	MA	01040
5	15	6496	Silver City Galleria	2 Gallery Mall Drive	Taunton	MA	02780
6	15	6573	Square One (MA)	1277 Broadway	Saugus	MA	01906
7	15	6712	Solomon Pond Mall (MA)	601 Donald Lynch Blvd	Marlborough	MA	01752
7			STATE TOTAL

1	3	6413	The Mall in Columbia (MD)	10300 Little Patuxent Drive	Columbia	MD	21044
2	3	6523	St. Charles Town Center (MD)	11110 Mall Circle	Waldorf	MD	20603
3	3	6561	Lake Forest (MD)	701 Russell Avenue	Gaithersburg	MD	20877
4	3	6739	White Marsh Mall (MD)	8200 Perry Hall Blvd.	Baltimore	MD	21236
5	3	6762	Owings Mills (MD)	10300 Mill Run Circle	Owings Mills	MD	21117
6	3	6844	Valley Mall (MD)	17301 Valley Mall Road	Hagerstown	MD	21740
6			STATE TOTAL

1	15	6372	Maine Mall (ME)	308 Maine Mall Road	South Portland	ME	04106

1	10	6338	Twelve Oaks Mall (Ml)	27212 Novi Road	Novi	MI	48377
2	10	6340	Fairlane Town Center (Ml)	18900 Michigan Ave.	Dearborn	MI	48126
3	10	6427	Lakeside Mall (Ml)	14600 Lakeside Circle	Sterling Heights	MI	48313
4	10	6507	Genesee Valley Center (Ml)	3233 S. Linden Road	Flint	MI	48507
5	10	6555	Laurel Park Place (Ml)	37628 W. Six Mile Road	Livonia	MI	48152
6	10	6679	Lansing Mall (Ml)	5368 W. Saginaw Hwy	Lansing	MI	48917
7	10	6694	Somerset Collection North (Ml)	2800 West Big Beaver Road	Troy	MI	48084
8	10	6715	Fashion Square Mall (Ml)	4816 Fashion Square Mall	Saginaw	MI	48604
9	10	6828	Southland Center (Ml)	23000 Eureka Road	Taylor	MI	48180
10	10	6879	River Town Crossings Mall (Ml)	3700 Rivertown Pkwy & Wilson Ave.	Grandville	MI	49418
10			STATE TOTAL

1	10	6455	Mall of America (MN)	258 South Blvd	Bloomington	MN	55425
2	10	6711	Apache Mall (MN)	686 Apache Mall	Rochester	MN	55902
2			STATE TOTAL

1	10	6320	Chesterfield Mall (MO)	249 Chesterfield Mall	Chesterfield	MO	63017
2	10	6634	Crestwood Plaza (MO)	33 Crestwood Plaza	St. Louis	MO	63126
3	10	6782	Saint Louis Galleria (MO)	1132 St. Louis Galleria	St. Louis	MO	63117
4	10	6810	Mid Rivers Mall (MO)	2300 Mid Rivers Mall	St. Peters	MO	63376
5	10	6835	Independence Center (MO)	2035 Independence Center	Independence	MO	64057
6	10	7008	Branson Landing (MO)	333 Branson Landing	Branson	MO	65616
7	10	7017	Tanger Outlet at Branson (MO)	300 Tanger Blvd	Branson	MO	65616
8	10	7031	Zona Rosa (MO)	7331 North West 86 Terrace	Kansas City	MO	64153
8			STATE TOTAL

1	3	6374	Hanes Mall (NC)	3320 Silas Creek Pkwy	Winston-Salem	NC	27103
2	3	6440	Four Seasons Town Centre (NC)	216 Four Seasons Town Centre	Greensboro	NC	27407
3	3	6564	Cross Creek Mall (NC)	441 Cross Creek Mall	Fayetteville	NC	28303
4	3	6578	Carolina Place Mall (NC)	11025 Carolina Place	Pineville	NC	28134
5	3	6586	Crabtree Mall (NC)	4325 Glenwood Ave.	Raleigh	NC	27612
6	3	6631	Valley Hills Mall (NC)	146 Valley Hills Mall	Hickory	NC	28602

6			STATE TOTAL

1	10	6766	Oak View Mall (NE)	3001 South 144th St.	Omaha	NE	68144
1	15	6318	Pheasant Lane Mall (NH)	310 Daniel Webster Highway	South Nashua	NH	03060
2	15	6412	The Mall @ Rockingham Park (NH)	99 Rockingham Park Blvd.	Salem	NH	03079
3	15	6680	Mall of New Hampshire (NH)	1500 South Willow St.	Manchester	NH	03103
3			STATE TOTAL

1	15	6304	Bridgewater Commons (NJ)	400 Commons Way	Bridgewater	NJ	00807
2	15	6306	Paramus Park Mall (NJ)	1195 Paramus Park Mall	Paramus	NJ	07652
3	15	6321	Woodbridge Center (NJ)	282 Woodbridge Ctr Dr.	Woodbridge	NJ	07095
4	15	6325	Willowbrook Mall (NJ)	1117 Willowbrook Mall	Wayne	NJ	07470
5	15	6330	Cherry Hill Mall (NJ)	2000 Route 38	Cherry Hill	NJ	08002
6	15	6335	Rockaway Townsquare (NJ)	Route 80 & Mt. Hope Ave.	Rockaway	NJ	07866
7	15	6370	Freehold Raceway Mall (NJ)	3710 Highway 9	Freehold	NJ	07728
8	15	6410	Menlo Park Mall (NJ)	378 Menlo Park	Edison	NJ	08837
9	15	6444	Quaker Bridge Mall (NJ)	115 Quakerbridge Mall	Lawrenceville	NJ	08648
10	15	6459	Monmouth Mall (NJ)	180 State Route 35 S	Eatontown	NJ	07724
11	15	6465	Deptford Mall (NJ)	300 N. Almonesson Road	Deptford	NJ	08096
12	15	6558	Hamilton Mall (NJ)	257 W. Black Horse Pike	Mays Landing	NJ	08330
13	15	6697	Newport Center (NJ)	30-234a Mall Drive West	Jersey City	NJ	07310
14	15	6812	Ocean County Mall (NJ)	1201 Hooper Ave.	Toms River	NJ	08753
15	15	7043	Jackson Premium Outlets	537 Monmouth Raod	Jackson	NJ	08527
15			STATE TOTAL

1	2	6422	Coronado Center (NM)	760 Coronado Center	Albuquerque	NM	87110
2	2	6691	Cottonwood Mall (NM)	10000 Coors Bypass	Albuquerque	NM	87114
2			STATE TOTAL

1	1	6478	Meadowood Mall (NV)	5280 Meadowood Circle	Reno	NV	89502
2	1	6690	Meadows Mall (NV)	4300 Meadows Lane	Las Vegas	NV	89107
3	1	7039	Las Vegas Premium (NV)	705 South Grand Central Pkwy	Las Vegas	NV	89106
3			STATE TOTAL

1	15	6329	Smith Haven Mall (NY)	Route 25 & 347	Lake Grove	NY	11755
2	15	6352	Roosevelt Field (NY)	630 OLD COUNTRY RD	Garden City	NY	11530
3	3	6360	Walden Galleria (NY)	32 Walden Galleria	Buffalo	NY	14225
4	3	6387	Carousel Center (NY)	9679 Carousel Center Drive	Syracuse	NY	13290
5	15	6474	Galleria @ Crystal Run (NY)	1 Galleria Drive	Middletown	NY	10940
6	15	6492	Sunrise Mall (NY)	479 Sunrise Mall	Massapequa	NY	11758
7	15	6535	Staten Island Mall (NY)	2655 Richmond Avenue	Staten Island	NY	10314
8	15	6537	Poughkeepsie Galleria (NY)	2001 South Road	Poughkeepsie	NY	12601
9	15	6547	Jefferson Valley (NY)	650 Lee Blvd	Yorktown Heights	NY	10598
10	3	6569	Sangertown Square (NY)	Rt 5 & 5LA.	New Hartford	NY	13413
11	3	6595	Boulevard Mall (NY)	1223 Niagara Falls Blvd	Amherst	NY	14226
12	3	6596	Crossgates Mall (NY)	1 Crossgates Mall Road	Albany	NY	12203
13	15	6606	South Shore Mall (NY)	1701 Sunrise Highway	Bay Shore	NY	11706
14	15	6615	Broadway Mall (NY)	460 Broadway Mall	Hicksville	NY	11801
15	3	6618	The Mall at Greece Ridge Ctr (NY)	256 Greece Ridge Center Drive	Rochester	NY	14626
16	15	6764	Palisades Center (NY)	3650 Palisades Center Drive	West Nyack	NY	10994
17	3	6765	McKinley Mall (NY)	3701 McKinley Parkway	Blasdell	NY	14219
18	15	6816	Cross County Shopping Center (NY)	25 Mall Walk	Yonkers	NY	10704
19	15	7002	Queens Center (NY)	90-15 Queens Boulevard,	Elmhurst	NY	11373
20	15	7004	Woodbury Commons Outlets (NY)	633 Bluebird Court	Central Valley	NY	10917
20			STATE TOTAL

1	10	6373	Tri - County Mall (OH)	11700 Princeton Park	Cincinnati	OH	45246
2	3	6390	Belden Village Mall (OH)	4343 Belden Village Mall	Canton	OH	44718
3	3	6391	Great Northern Mall (OH)	564 Great Northern Mall	North Olmsted	OH	44070
4	10	6414	Franklin Park Mall (OH)	330 Franklin Park Mall	Toledo	OH	43623
5	3	6482	Great Lakes Mall (OH)	7850 Mentor Avenue	Mentor	OH	44060
6	10	6514	Mall @ Fairfield Commons (OH)	2727 Fairfield Cmns Boulevard	Beaver Creek	OH	45431
7	10	6554	Northgate Mall (OH)	9501 Colerain Ave.	Cincinnati	OH	45251
8	3	6622	Parmatown Mall (OH)	7985 W. Ridgewood Dr.	Parma	OH	44129
9	3	6646	Summit Mall (OH)	3265 West Market Street	Fairlawn	OH	44333
10	3	6716	Southern Park Mall (OH)	7401 Market Street	Youngstown	OH	44512
11	10	7009	Polaris Fashion Place (OH)	1500 Polaris Parkway	Columbus	OH	43240
11			STATE TOTAL

1	2	6439	Woodland Hills Mall (OK)	7021 S. Memorial Dr.	Tulsa	OK	74133
2	2	6551	Quail Springs Mall (OK)	2501 W. Memorial Road	OK	OK	73134
2			STATE TOTAL

1	1	6348	Washington Square (OR)	9636 SW Washington Square Rd	Tigard	OR	97223
2	1	6430	Clackamas Town Center (OR)	12000 SE 82 Ave	Portland	OR	97266
3	1	6633	Lloyd Center (OR)	1046 Lloyd Center	Portland	OR	97232
3			STATE TOTAL

1	3	6326	South Hills Village (PA)	421 South Hills Village	Pittsburgh	PA	15241
2	15	6353	King of Prussia (PA)	329 Mall Boulevard	King of Prussia	PA	19406
3	15	6426	Willow Grove Mall (PA)	2500 Moreland Road	Willow Grove	PA	19090
4	15	6436	Oxford Valley Mall (PA)	2300 E. Lincoln Highway	Langhorne	PA	19047
5	3	6473	Park City Center (PA)	743 Park City Center	Lancaster	PA	17601
6	3	6481	Wyoming Valley Mall (PA)	204 Wyoming Valley Mall	Wilkes-Barre	PA	18702
7	15	6500	Montgomery Mall (PA)	293 Montgomery Mall	North Wales	PA	19454
8	3	6511	Mall @ Steamtown (PA)	206 The Mall @ Steamtown	Scranton	PA	18503
9	3	6548	Beaver Valley Mall (PA)	538 Beaver Valley Mall	Monaca	PA	15061
10	3	6559	Westmoreland Mall (PA)	970 Eastview Avenue	Greensburg	PA	15601
11	3	6583	Harrisburg Mall (PA)	Route 83 & Paxton Street	Harrisburg	PA	17101
12	3	6588	Ross Park Mall (PA)	1000 Ross Park Mall Dr.	Pittsburgh	PA	15237
13	3	6603	Capital City Mall (PA)	3571 Capital Mall Drive	Camp Hill	PA	17011
14	15	6612	Springfield Mall (PA)	1250 BALTIMORE PIKE	Media	PA	19603
15	3	6684	Century III Mall (PA)	3075 Clairton Road	West Mifflin	PA	15123
16	3	6747	Logan Valley Mall (PA)	Route 222 & Goods Lane	Altoona	PA	16602
17	15	6814	Lehigh Valley Mall (PA)	217 Lehigh Valley Mall	Whitehall	PA	18052
18	3	6855	Berkshire Mall (PA)	1665 State Hill Road	Wyomissing	PA	19610
19	15	6886	Exton Square Mall (PA)	310 Exton Square Road	Exton	PA	19341
20	3	7041	Robinson Town Center (PA)	2750 Robinson Centre Drive	Pittsburgh	PA	15205
20			STATE TOTAL

1	15	6367	Warwick Mall (RI)	400 Bald Hill Road	Warwick	RI	02886

1	3	7011	Broadway on the Beach (SC)	1310 Celbrerty Circle	Myrtle Beach	SC	29577
1	10	6488	CoolSprings Galleria (TN)	1800 Galleria Blvd	Franklin	TN	37067
2	10	6628	West Town Mall (TN)	7600 Kingston Pike	Knoxville	TN	37919
3	10	6636	Hamilton Place (TN)	2100 Hamilton Place Blvd	Chattanooga	TN	37421
4	10	6729	Wolfchase Galleria (TN)	2760 North Germantown Pkwy	Memphis	TN	38133
5	10	6806	Rivergate Mall (TN)	1000 Two Mile Parkway	Goodlettsville	TN	37072
6	10	7014	Opry Mills (TN)	236 Opry Mills Drive	Nashville	TN	37214
7	10	7018	Tanger Five Oaks Outlet (TN)	1645 Parkway	Seivierville	TN	37862
7			STATE TOTAL

1	2	6316	North Star Mall (TX)	7400 San Pedro Rd	San Antonio	TX	78216
2	2	6394	Collin Creek (TX)	811 N. Central Expressway	Plano	TX	75065
3	2	6423	Hulen Mall (TX)	4800 S. Hulen St	Ft Worth	TX	76132
4	2	6447	Willowbrook Mall (TX)	7925 FM 1960 West	Houston	TX	77070
5	2	6466	Parks @ Arlington (TX)	3811 South Cooper	Arlington	TX	76015
6	2	6470	Town East Mall (TX)	1020 Town East Mall	Mesquite	TX	75150
7	2	6472	Mall del Norte (TX)	5300 San Dario	Laredo	TX	78041
8	2	6490	Rivercenter (TX)	849 E Commerce St	San Antonio	TX	78205
9	2	6540	West Oaks Mall (TX)	1000 West Oaks Mall Suite 144	Houston	TX	77082
10	2	6542	Houston Galleria (TX)	5085 Westheimer Rd	Houston	TX	77056
11	2	6550	South Plains Mall (TX)	6002 Slide Road	Lubbock	TX	79414
12	2	6553	Valley View Center (TX)	2040 Valley View Mall	Dallas	TX	75240
13	2	6600	Cielo Vista Mall (TX)	8401 Gateway West	El Paso	TX	79925
14	2	6626	Lakeline Mall (TX)	11200 Lakestop Blvd.	Cedar Park	TX	78613
15	2	6668	Westgate Mall (TX)	7701 I-40 West	Amarillo	TX	79121
16	2	6692	Highland Mall (TX)	6001 Airport Blvd.	Austin	TX	78752
17	2	6713	La Plaza Mall (TX)	2200 S. 10th Street	McAllen	TX	78503
18	2	6824	Ingram Park Mall (TX)	6301 NW Loop 410	San Antonio	TX	78238
19	2	6847	Vista Ridge Mall (TX)	2401 S. Stemons Freeway,	Lewisville	TX	75067
20	2	6880	Stonebriar Mall (TX)	3601 Preston Road	Frisco	TX	75034
21	2	7016	Tanger Outlet San Marcos II (TX)	4015 Interstate 35 South	San Marcos	TX	78666
22	2	7024	Grapevine Mills (TX)	3000 Grapevine Mills Pkwy	Grapevine	TX	76051
23	2	7026	Woodlands Mall (TX)	1201 Lake Woodlands Dr	The Woodlands	TX	77380
24	2	7030	Round Rock Premium Outlets (TX)	4401 North IH 35	Round Rock	TX	78664
25	2	7053	Rio Grand Valley Premium (TX)	5001 E. US Expressway 83	Mercedes	TX	78570
25			STATE TOTAL

1	3	6311	Tysons Corner Center (VA)	1961 Chain Bridge Road	McLean	VA	22102
2	3	6404	Lynnhaven Mall (VA)	701 Lynnhaven Parkway	Virginia Beach	VA	23452
3	3	6604	Virginia Center Commons (VA)	10101 Brook Road	Glen Allen	VA	23059
4	3	6609	Chesapeake Square (VA)	4200 Portsmouth Blvd Box #1	Chesapeake	VA	23321
5	3	6704	Valley View Mall (VA)	4802 Valley View Blvd. NW	Roanoke	VA	24012
6	3	6732	Spotsylvania Mall (VA)	250 Spotsylvania Mall	Fredricksburg	VA	22407
7	3	6833	Dulles Town Center (VA)	21100 Dulles Town Circle	Sterling	VA	20166
8	3	7020	Potomac Mills (VA)	2700 Potomac Mills Circle	Prince William	VA	22192
8			STATE TOTAL

1	1	6639	Alderwood Mall (WA)	3000 184th Street Southwest	Lynnwood	WA	98037
2	1	6695	Kitsap Mall (WA)	13015 Silverdale Way Northwest	Silverdale	WA	98383
3	1	6742	Vancouver Mall (WA)	8700 NE Vancouver Mall Drive	Vancouver	WA	98662
3			STATE TOTAL

1	10	6347	Mayfair Mall (WI)	2500 N. Mayfair Road	Wauwatosa	WI	53226
2	10	6539	Southridge Mall (WI)	5300 South 76th St.	Greendale	WI	53129
3	10	7022	Wisconsin Dells Outlet (WI)	210 Gasser Road	Barbaboo	WI	53913
3			STATE TOTAL

1	3	6733	Huntingtan Mall (WV)	Route 60 & Mall Road	Barboursville	WV	25504
2	3	6760	Charleston Town Center Mall (WV)	1019 Charleston Town Ctr.	Charleston	WV	25389
2			STATE TOTAL

313			Total US
Canada
1		6656	Southcentre Mall (CN)	456 100 Anderson Road SE	Calgary	AB	T2J 3V1
2		6663	Kingsway Garden Mall (CN)	Princess Elizabeth Avenue	Edmonton	AB	T5G 3A6
3		7003	West Edmonton Mall	Unit #, 8882-170 Street	Edmonton	AB	T5T 4M2

3		PROVINCE TOTAL

1	6658	Metropolis at Metrotown (CN)	2133/34 4700 Kingsway	Burnaby	BC	V5H 4M1

1	6662	St. Vital Centre (CN)	1225 St Mary’s Rd	Winnipeg	MB	R2M 6L5

1	6685	Champlain Place (CN)	477 Paul Street	Dieppe	NB	E1A 4X5

1	6659	MicMac Mall (CN)	21 Micmac Blvd	Dartmouth	NS	B3A 4K7

1	6651	Toronto Eaton Centre (CN)	218 Yonge Street	Toronto	ON	M5B2H1
2	6652	Fairview Mall (CN)	1800 Sheppard Ave. East	Willowdale	ON	M2J 5A7
3	6653	Yorkdale Shopping Centre (CN)	3401 Dufferin Street	North York	ON	M6A 2T9
4	6654	Square One Shopping Centre (CN)	100 City Centre Drive	Mississauga	ON	L5B 2C9
5	6655	Scarborough Towne Centre (CN)	300 Borough Drive	Scarborough	ON	M3H 6A7
6	6660	Lime Ridge Mall (CN)	999 Upper Wentworth St.	Hamilton	ON	L9A 4X5
7	6753	Bayshore Shopping Center (CN)	100 Bayshore Dr	Nepean	ON	K2B 8C1
8	7007	Vaughan Mills	1 Bass Pro Mills Drive, Unit 266	Vaughan	ON	L4K 5W4
9	7023	Georgian Mall	509 Bayfield St.	Barrie	ON	L4M 4Z8
9		PROVINCE TOTAL

16		TOTAL CANADA
		TOTAL CANADA In USD

329		TOTAL US & CANADA
1		Non-Stores
328		Stores

EXHIBIT 5.11(a)

1.        EBITDA:       Commencing with the Fiscal year ending on or about January 31, 2007, the Borrower shall not permit its EBITDA, tested on a cumulative basis, as of the end of each Fiscal quarter, to be less than the following designated amounts, as of the end of the corresponding Fiscal quarter:

Period	Plan	Cumulative Plan	Covenant
2007 Q1	<$10.1MM>	<$10.1MM>	<$12.1MM>
2007 Q2	<$9.2MM>	<$19.3MM>	<$23.1MM>
2007 Q3	$7.9MM	<$11.5MM>	<$13.8MM>
2007 Q4	$33.5MM	$22.1MM	$17.7MM

Commencing with the Fiscal year ending on or about January 31, 2008 and thereafter, the Agent, the Majority Lenders and the Borrower shall reasonably agree upon the EBITDA covenants based upon Borrower’s Business Plan for such Fiscal year. In the event that the Agent, the Majority Lenders and the Borrower are unable to so agree, then the Minimum Reserve shall be increased to $12,000,000.00, unless and until mutually acceptable covenants have been agreed upon.

Notwithstanding the foregoing, compliance by the Borrower with the EBITDA covenants shall be waived for any fiscal quarter in which the Borrower has maintained Average Excess Availability of at least $8,000,000.00 at all times.

2.        Capital Expenditures: Commencing with the Fiscal year ending on or about January 31, 2007 and thereafter, the Borrower shall not permit its Capital Expenditures to exceed 115% of the Capital Expenditures set forth in the Borrower’s Business Plan for such Fiscal year. Further, any unutilized Capital Expenditures in any given Fiscal year may be carried forward as an increase to the subsequent year’s Capital Expenditure covenant.

FY2007 Capital Expenditure Projections

FY2007 Gross Capital Expenditures	25,958
FY2007 Projected Allowances	(3,477)
FY2007 Net Capital Expenditures	22,481
FY2007 Capital Expenditures Covenant (115%)	25,900
Plus: FY2006 Carryover	19,000
Total Available to Spend	44,900